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                                                        Exhibit 23.02

                       CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Fairchild Semiconductor Corporation:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

San Jose, California
May 12, 1997